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                                                                EXHIBIT 99(A)(3)

                             SHAW INDUSTRIES, INC.

            NOTICE OF GUARANTEED DELIVERY OF SHARES OF COMMON STOCK
                  (INCLUDING ASSOCIATED SERIES A PARTICIPATING
                        PREFERRED STOCK PURCHASE RIGHTS)

     This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

          (a) certificates for shares of common stock, (the "Common Stock"), including the associated rights to purchase Series A Participating Preferred Stock (the "Rights") issued pursuant to the Rights Agreement between the Company and NationsBank, N.A., as successor to Citizens and Southern Trust Company (Georgia), N.A. (together, the Common Stock and the Rights are referred to as the "Shares"), of Shaw Industries, Inc., a Georgia corporation (the "Company"), cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Company's Offer to Purchase dated February 9, 1998 (the "Offer to Purchase")); or

          (b) the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) cannot be completed on a timely basis; or

          (c) the Letter of Transmittal and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

     This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH BELOW OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE A VALID DELIVERY.

                        DEPOSITARY: WACHOVIA BANK, N.A.
     (4)

 By Registered or Certified Mail:     By Overnight Courier:            By Hand Delivery:              By New York Drop:
          Wachovia Bank,                 Wachovia Bank,                 Wachovia Bank,                  Wachovia Bank,
          Exchange Agent                 Exchange Agent                 Exchange Agent                  Exchange Agent
    Corporate Reorganizations       Corporate Reorganizations   Shareholder Services Department   c/o Boston Equiserve, L.P.
          P.O. Box 9061                70 Campanelli Drive          Wachovia East Building,       Corporate Reorganizations
         Boston, MA 02205              Braintree, MA 02184                 2nd Floor                      3rd Floor
                                                                    301 North Church Street              55 Broadway
                                                                    Winston-Salem, NC 27101           New York, NY 10006

                           By Facsimile Transmission:
                                 (781)794-6333
                             Confirm by Telephone:
                                 (781)794-6388

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     The undersigned hereby tenders to the Company at the price per Share indicated in this Notice of Guaranteed Delivery, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"), receipt of both of which is hereby acknowledged, Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.
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                               CONDITIONAL TENDER
                (SEE INSTRUCTION 9 OF THE LETTER OF TRANSMITTAL)

     [ ] check here if tender of Shares is conditional on the Company purchasing all or a minimum number of the tendered Shares and complete the following:
         Minimum number of Shares to be sold:
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                                    ODD LOTS

          To be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares.
     The undersigned either (check one box):

           [ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

           [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof, Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.

           In addition, the undersigned is tendering Shares either (check one box):

           [ ] at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per Share below); or

           [ ] at the price per Share indicated below under "Price (In Dollars)
               Per Share At Which Shares Are Being Tendered."

                ODD LOT SHARES CANNOT BE CONDITIONALLY TENDERED
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        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

                              CHECK ONLY ONE BOX.
            IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES

(Shareholders who desire to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered.)

     [ ]  $11.00    [ ]  $11.75    [ ]  $12.50    [ ]  $13.25    [ ]  $14.00
     [ ]  $11.25    [ ]  $12.00    [ ]  $12.75    [ ]  $13.50
     [ ]  $11.50    [ ]  $12.25    [ ]  $13.00    [ ]  $13.75
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(PLEASE TYPE OR PRINT)
CERTIFICATE NOS. (IF AVAILABLE)

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                      NAME(S)

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                    ADDRESS(ES)

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         AREA CODE(S) AND TELEPHONE NUMBER(S)
SIGN HERE

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                                  SIGNATURE(S)

Dated                                    , 1998
     ------------------------------------

If Shares will be tendered by book-entry transfer check one box:

[ ]  The Depository Trust Company

[ ]  Philadelphia Depository Trust Company

Account Number:
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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned is a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States and represents that: (a) the above-named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) such tender of Shares complies with such Rule 14e-4, and guarantees that the Depositary will receive
(i) certificates representing the Shares tendered hereby in proper form for transfer, or (ii) confirmation that the Shares tendered hereby have been delivered pursuant to the procedure for book-entry transfer (set forth in Section 3 of the Offer to Purchase) into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by the Letter of Transmittal, all within three New York Stock Exchange trading days after the date the Depositary receives this Notice of Guaranteed Delivery.

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                 AUTHORIZED SIGNATURE

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                 (NAME PLEASE PRINT)

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                      (TITLE)

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                    NAME OF FIRM

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                      ADDRESS

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                 (INCLUDING ZIP CODE)

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            AREA CODE AND TELEPHONE NUMBER

Date:                                            1998
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        DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES
                  MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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